IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated March 29, 2018

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”) for the

iShares MSCI Emerging Markets Asia ETF (EEMA) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around June 1, 2018:

	Current	New
Underlying Index	MSCI Emerging Markets Asia Index	MSCI EM Asia Custom Capped Index

Change in the Fund’s Principal Investment Strategies

The first paragraph on page S-2 of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI EM Asia Custom Capped Index (the “Underlying Index”), which is designed to measure equity market performance in the emerging market countries of Asia. The Underlying Index uses a capping methodology to limit the weight of any single component to a maximum of 25% of the Underlying Index. Additionally, the sum of the components that individually constitute more than 5% of the weight of the Underlying Index will not exceed a maximum of 25% of the weight of the Underlying Index in the aggregate. The Underlying Index constrains at quarterly rebalance: (i) the weight of any single group entity (as defined by MSCI Inc.) to a maximum of 22.50%, and (ii) the aggregate weight of all group entities exceeding a 4.50% weight to a maximum of 22.50%. Outside the scheduled quarterly index reviews, the Underlying Index is rebalanced at the end of any day on which the following constraints are breached: 22.50% for any single issuer and 24.00% for any group entities representing more than 4.75%. As of February 28, 2018, the Underlying Index consisted of issuers in the following nine emerging market countries or regions: China, India, Indonesia, Malaysia, Pakistan, the Philippines, South Korea, Taiwan and Thailand. The Underlying Index may include large-, mid- or small capitalization companies. As of February 28, 2018, a significant portion of the Underlying Index is represented by securities of companies in the financials and information technology sectors. The components of the Underlying Index, and the degree to which these components represent certain industries and/or countries, are likely to change over time.

Change in the Fund’s “A Further Discussion of Other Risks”

The section of the Prospectus entitled “A Further Discussion of Other Risks” is amended to add the following:

Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for many reasons, including, among other things: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; energy conservation efforts; and increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

Change in the Fund’s “Construction and Maintenance of the Underlying Index”

The section of the SAI entitled “MSCI Emerging Markets (EM) Asia Index” on page 45 is deleted in its entirety and is replaced by the following new section entitled “MSCI EM Asia Custom Capped Index”:

MSCI EM Asia Custom Capped Index

Number of Components: approximately 572

Index Description. The MSCI EM Asia Custom Capped Index is designed to measure equity market performance in the emerging market countries of Asia. The Underlying Index is a free float-adjusted market capitalization-weighted index that uses a capping methodology to limit the weight of any single component to a maximum of 25% of the Underlying Index. Free-float market capitalization is calculated by taking the security’s price and multiplying it by the number of shares readily available in the market rather than the total number of shares outstanding. Additionally, the sum of the components that individually constitute more than 5% of the weight of the Underlying Index will not exceed a maximum of 25% of the weight of the index in the aggregate. The Underlying Index constrains at quarterly rebalance: (i) the weight of any single group entity (as defined by MSCI) to a maximum of 22.50%, and (ii) the aggregate weight of all group entities exceeding a 4.50% weight to a maximum of 22.50%. Outside the scheduled quarterly index reviews, the Underlying Index is rebalanced at the end of any day on which the following constraints are breached: 22.50% for any single issuer and 24.00% for any group entities representing more than 4.75%.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Such withholding rates may differ from those applicable to U.S. residents.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-EEMA-S1-0318

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